EXHIBIT 99.2


                    SETTLEMENT AGREEMENT AND LIMITED RELEASE


         THIS SETTLEMENT AGREEMENT AND LIMITED RELEASE (hereinafter, the "Settlement Agreement"), effective upon execution by all parties hereto, is made and entered into by and between FIRST AMERICAN CAPITAL CORPORATION ("FACC"), CITIZENS, INC. ("Citizens"), HAROLD E. RILEY ("RILEY"), MARK A. OLIVER ("OLIVER"), RICKIE D. MEYER ("Meyer") and MICHAEL N. FINK ("Fink").

         WHEREAS, on or about March 31, 2003, the Board of Directors of FACC established April 30, 2003 as the "Record Date" for determining which of its shareholders are entitled to vote at the Annual Meeting of Shareholders scheduled for June 2, 2003; and

         WHEREAS, in March, 2003, Meyer and Fink and their respective spouses issued irrevocable proxies which gave Riley and/or Oliver the right to vote their shares of common stock in FACC until February 13, 2004; and

         WHEREAS, on March 31, 2003, the Board of Directors of FACC approved a management slate of nominees for election to the Board of Directors at the Annual Meeting on June 2, 2003; and

         WHEREAS, on or about April 16, 2003, Riley, Oliver and Citizens filed a draft Form A Statement with the Kansas Insurance Department ("the Department") relating to FACC's insurance subsidiary, First Life American Corporation, and subsequently filed a fully executed Form A Statement with the Department which, upon completion, resulted in formal initiation of the administrative proceedings styled In the Matter of the Proposed Acquisition of the Control of First Life America Corporation by Harold E. Riley, Mark A. Oliver and Citizens, Inc., Docket No. 3166-M, pending before the Kansas Commissioner of Insurance ("the Form A Proceedings"); and

         WHEREAS, on or about April 22, 2003, Riley, Oliver, Citizens, Meyer and Fink participated in the formation of a group known as the "First American Committee for Protection of Shareholder Value" (the "Committee") to nominate an alternate slate of directors to stand for election to the Board of Directors of FACC at the Annual Shareholders Meeting scheduled for June 2, 2003; and

         WHEREAS, Meyer, Fink, Oliver, Riley and Citizens have engaged in a proxy contest with incumbent management of FACC in connection with the election of the Board of Directors of FACC at the Annual Shareholders Meeting on June 2, 2003; and

         WHEREAS, on or about May 30, 2003, Meyer and Fink filed a Verified Petition in the District Court of Shawnee County, Kansas, Case Number 03 C 863 (the "Litigation") seeking declaratory and injunctive relief against FACC regarding the use of proxies at the Annual Meeting of Shareholders; and

         WHEREAS, on or about May 31, 2003, the District Court of Shawnee County, Kansas entered a Temporary Restraining Order in the Litigation permitting the Annual Shareholders Meeting to be held on June 2, 2003, directing Meyer and Fink to submit proxies on behalf of the Committee to the Court Reporter of Division 7 no later than 11:00 a.m., June 2, 2003, and restraining FACC from certifying the results of the election of directors until further order of the Court; and

         WHEREAS, on or about July 21, 2003, FACC filed its Answer and Counterclaims against Meyer and Fink in the Litigation; and

         WHEREAS, the parties hereto desire to settle and resolve some of the claims that they have against each other, reserving some matters for future resolution and/or litigation, in accordance with the terms and conditions specified herein.

         NOW, THEREFORE, in consideration of the foregoing and the covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by the parties as follows:

         1. Upon execution of this Settlement Agreement, Meyer and Fink and FACC shall immediately cause the STIPULATION AND ORDER FOR DISSOLUTION OF TEMPORARY RESTRAINING ORDER AND DISMISSAL OF ACTION, which is annexed as Exhibit A to this Settlement Agreement ("Stipulation and Order") and fully incorporated herein, to be submitted to the District Court of Shawnee County, Kansas for approval and entry on the Docket, and Meyer and Fink and FACC hereby authorize their respective counsel to take any other reasonable steps which may be necessary to obtain judicial approval of the action set forth in such Stipulation and Order to dispose of the Litigation;

         2. Meyer, Fink and Citizens agree to take all necessary action in order for the Committee to be dissolved or cease to exist and Meyer, Fink, Riley, Oliver and Citizens agree not to take any action that would prevent or delay the management slate of nominees being certified as the Board of Directors of FACC elected at the June 2, 2003 Annual Meeting;

         3. Upon execution of this Settlement Agreement by all signatories hereto, Riley and Oliver shall revoke the irrevocable proxies delivered to them on or about March 19, 2003 from Michael M. Fink, Michelle D. Fink, Rickie D. Meyer, Susan K. Meyer and the Danny N. Biggs Revocable Living Trust by prominently marking each of the proxies "REVOKED AND TERMINATED," executing an original copy of the Certificate (the form of which is annexed hereto as Exhibit B to this Settlement Agreement) for each proxy, delivering the applicable original Certificate and providing copies thereof to FACC, original, marked proxy, as provided in such Certificate, to each of Meyer, Fink and Danny N. Biggs, respectively, and delivering copies of the Certificates and marked proxies to each of the parties hereto;

         4. Citizens, Riley and Oliver will withdraw or dismiss their Form A Statement, and any amendments thereto, filed with the Kansas Insurance Department and seek dismissal of the Form A Proceedings, and FACC will not object to such withdrawal or dismissal;

         5. For a period of two years from the date of this Settlement Agreement, Citizens and Riley and Oliver, agree not to, directly or indirectly, acquire, agree to acquire, attempt to acquire, or assist in the acquisition of beneficial ownership of (or the power to vote or direct the vote of) any capital stock or other security of FACC, without the prior approval of the Board of Directors of FACC (which may be withheld in its sole discretion), and Citizens agrees to cause its corporate affiliates to refrain, directly or indirectly, from acquiring, agreeing to acquire, attempting to acquire, or assisting in the acquisition of beneficial ownership of (or the power to vote or direct the vote of) any capital stock or other security of FACC without the prior approval of the Board of Directors of FACC (which may be withheld in its sole discretion);

         6. FACC hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Citizens, Riley, and Oliver and their respective officers, directors, parent companies, subsidiaries, affiliates, employees, agents, representatives, successors and assigns, except Meyer and Fink, from any and all claims, counterclaims, rights, demands, costs, damages, losses, liabilities, attorneys' fees, actions and causes of action whatsoever, whether known or unknown, liquidated, unliquidated, fixed, contingent, material, immaterial, disputed, undisputed, legal or equitable, which FACC has or may have against Citizens, Riley and Oliver , and their respective officers, directors, parent companies, subsidiaries, affiliates, employees, agents, representatives, successors and assigns, except Meyer and Fink, arising out of any act, omission, transaction or occurrence that is the subject matter of any claim, cause of action or counterclaim in the Litigation, or that is the subject matter of any issue in the Form A Proceeding, and from any claim or cause of action alleging any violation of the Kansas Insurance Holding Companies Act (K.S.A. Section 40-3301, et seq.) or any other state or federal securities law or regulation relating to the election of the Board of Directors of FACC at the Annual Shareholders Meeting on June 2, 2003 and solicitation of proxies and/or ballots relating thereto;

         7. Citizens, Riley, and Oliver hereby RELEASE, ACQUIT AND FOREVER DISCHARGE FACC, and its officers, directors, parent companies, subsidiaries, affiliates, employees, agents, representatives, successors and assigns, from any and all claims, counterclaims, rights, demands, costs, damages, losses, liabilities, attorneys' fees, actions and causes of action whatsoever, whether known or unknown, liquidated, unliquidated, fixed, contingent, material, immaterial, disputed, undisputed, legal or equitable, which Citizens, Riley, and Oliver have or may have against FACC and its respective officers, directors, parent companies, subsidiaries, affiliates, employees, agents, representatives, successors and assigns arising out of any act, omission, transaction or occurrence that is the subject matter of any claim, cause of action or counterclaim in the Litigation or that is the subject matter of any issue in the Form A Proceeding, and from any claim or cause of action alleging any violation of the Kansas Insurance Holding Companies Act (K.S.A. Section 40-3301, et seq.) or any other state or federal securities law or regulation relating to the election of the Board of Directors of FACC at the Annual Shareholders Meeting on June 2, 2003 and solicitation of proxies and/or ballots relating thereto;

         8. FACC and Meyer hereby mutually RELEASE, ACQUIT AND FOREVER DISCHARGE the other party, including their respective officers, directors, parent companies, subsidiaries, affiliates, employees, agents, representatives, heirs, executors, successors and assigns, from any claim, cause of action or counterclaim that alleges any violation of the Kansas

Insurance Holding Companies Act (K.S.A. Section 40-3301, et seq.) or any other state or federal securities law or regulation relating to the election of the Board of Directors of FACC at the Annual Shareholders Meeting on June 2, 2003 and solicitation of proxies and/or ballots relating thereto; that arises out of any act, omission, transaction or occurrence that is the subject of any claim or cause of action asserted in the Verified Petition in the Litigation, Count IV of Defendant's Counterclaims in the Litigation, and as much of Count V of Defendant's Counterclaims in the Litigation as involves any alleged impropriety in the solicitation of proxies; however, it is expressly understood and agreed that FACC and Meyer each specifically retain and do not release any other claim, cause of action or counterclaim including, but not limited to, any claims related to any alleged inducement or solicitation of agents to discontinue, terminate, cease or reduce their business activities as independent agents of First Life American Corporation and/or to terminate their business relationship with First Life American Corporation, regardless of whether such alleged activities were part of, or occurred in conjunction with, any solicitation of proxies and/or ballots;

         9. FACC and Fink hereby mutually RELEASE, ACQUIT AND FOREVER DISCHARGE the other party, including their respective officers, directors, parent companies, subsidiaries, affiliates, employees, agents, representatives, heirs, executors, successors and assigns, from any claim, cause of action or counterclaim that alleges any violation of the Kansas Insurance Holding Companies Act (K.S.A. Section 40-3301, et seq.) or any other state or federal securities law or regulation relating to the election of the Board of Directors of FACC at the Annual Shareholders Meeting on June 2, 2003 and solicitation of proxies and/or ballots relating thereto; that arises out of any act, omission, transaction or occurrence that is the subject of any claim or cause of action asserted in the Verified Petition in the Litigation, Count IV of Defendant's Counterclaims in the Litigation, and as much of Count V of Defendant's Counterclaims in the Litigation as involves any alleged impropriety in the solicitation of proxies; however, it is expressly understood and agreed that FACC and Fink each specifically retain and do not release any other claim, cause of action or counterclaim including, but not limited to, any claims related to any alleged inducement or solicitation of agents to discontinue, terminate, cease or reduce their business activities as independent agents of First Life American Corporation and/or to terminate their business relationship with First Life American Corporation, regardless of whether such alleged activities were part of, or occurred in conjunction with, any solicitation of proxies and/or ballots;

         10. This Settlement Agreement, along with the documents referred to herein, constitute the entire agreement among the parties to this Settlement Agreement with regard to the subject matter hereof. The Settlement Agreement may not be modified or amended except in writing, signed by all signatories hereto, or their successors in interest.

         11. Each party is entering into this Settlement Agreement voluntarily, without duress, with the consultation and advice of his and its legal counsel, and with full understanding of its terms.

         12. This Settlement Agreement represents a compromise of disputed claims and is not to be deemed or construed to be an admission of liability or wrongdoing by any party hereto.

         13. This Settlement Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective spouses, heirs, executors, successors and assigns.

         14. This Settlement Agreement shall be governed by, and interpreted and construed in accordance with, Kansas law;

         15. This Settlement Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same document.

         16. FACC and Citizens each warrant and represent that this Settlement Agreement has been executed by or on behalf of such party by an authorized signatory with full authority and power to bind the party to the terms and conditions of this Settlement Agreement;

         17. The parties acknowledge that the terms of this Settlement Agreement may be publicly disclosed by or on behalf of FACC, Riley, Oliver, Citizens, Meyer, Fink and the Committee, and the Settlement Agreement, in whole or in part, may be included in filings with the Securities and Exchange Commission by or on behalf of FACC, Riley, Oliver, Citizens, Meyer, Fink or the Committee.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Settlement Agreement to be duly executed as set forth below.


                  [Signature page and acknowledgments follow.]

FIRST AMERICAN CAPITAL CORPORATION


By:      Harland E. Priddle
   --------------------------------
Printed Name:  Harland E. Priddle
             ----------------------
Title:       Chairman of the Board
      -----------------------------



CITIZENS, INC.


By:        Mark A. Oliver
   --------------------------------
Printed Name:   Mark A. Oliver
             ----------------------
Title:            President
      -----------------------------



        Harold D. Riley
-----------------------------------
HAROLD D. RILEY



         Mark A. Oliver
-----------------------------------
MARK A. OLIVER



        Rickie D. Meyer
-----------------------------------
RICKIE D. MEYER



        Michael N. Fink
-----------------------------------
MICHAEL N. FINK

               ACKNOWLEDGMENT - FIRST AMERICAN CAPITAL CORPORATION



STATE OF    Kansas        )
         -----------------
                          ) ss.
COUNTY OF    Shawnee      )
          ----------------


On this 6th day of August , 2003, before me appeared Harland E. Priddle , to me personally known, who, being by me duly sworn did say that he/she is the Chairman of FIRST AMERICAN CAPITAL CORPORATION, a corporation of the State of Kansas , and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Harland E. Priddle acknowledged said instrument to be the free act and deed of said corporation.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                                          Diana L. Verble
                                                    ----------------------------
                                                    NOTARY PUBLIC

My Commission Expires:

       4-8-06
---------------------

[SEAL]

                         ACKNOWLEDGMENT - CITIZENS, INC.



STATE OF    Texas         )
         -----------------
                          ) ss.
COUNTY OF     Travis      )
          ----------------


On this 8th day of August , 2003, before me appeared Mark A. Oliver , to me personally known, who, being by me duly sworn did say that he/she is the President of CITIZENS, INC., a corporation of the State of Colorado , and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Mark A. Oliver acknowledged said instrument to be the free act and deed of said corporation.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                                           Amy G. Dalton
                                                    ----------------------------
                                                    NOTARY PUBLIC

My Commission Expires:

       4-6-04
---------------------

[SEAL]

                        ACKNOWLEDGMENT - HAROLD D. RILEY



STATE OF     Texas        )
         -----------------
                          ) ss.
COUNTY OF    Travis       )
          ----------------


On this 8th day of August , 2003, before me personally appeared HAROLD D. RILEY, to me known to be the person described herein and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                                           Amy G. Dalton
                                                    ----------------------------
                                                    NOTARY PUBLIC


My Commission Expires:

       4-6-04
---------------------

[SEAL]

                         ACKNOWLEDGMENT - MARK A. OLIVER



STATE OF    Texas         )
         -----------------
                          ) ss.
COUNTY OF    Travis       )
          ----------------


On this 8th day of August , 2003, before me personally appeared MARK A. OLIVER, to me known to be the person described herein and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                                          Amy G. Dalton
                                                    ----------------------------
                                                    NOTARY PUBLIC


My Commission Expires:

       4-6-04
---------------------

[SEAL]

                        ACKNOWLEDGMENT - RICKIE D. MEYER



STATE OF    Missouri      )
         -----------------
                          ) ss.
COUNTY OF    Cole         )
          ----------------


On this 7 day of August , 2003, before me personally appeared RICKIE D. MEYER, to me known to be the person described herein and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                                           Tina L. Hansen
                                                    ----------------------------
                                                    NOTARY PUBLIC


My Commission Expires:

       11-11-04
---------------------

[SEAL]

                        ACKNOWLEDGMENT - MICHAEL N. FINK



STATE OF    Kentucky      )
         -----------------
                          ) ss.
COUNTY OF    Fayette      )
          ----------------


On this 8th day of August , 2003, before me personally appeared MICHAEL N. FINK, to me known to be the person described herein and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

In Testimony Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                                           Linda S. Estep
                                                    ----------------------------
                                                    NOTARY PUBLIC


My Commission Expires:

       7-28-07
---------------------

[SEAL]